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                                                                    EXHIBIT 10.4


                                 AMENDMENT NO. 2
                                       to
                      LEASE RECEIVABLES PURCHASE AGREEMENT
                            Dated as of June 27, 1997


               THIS AMENDMENT NO. 2 ("Amendment") dated as of April 30, 1998, is entered into among HPSC CAPITAL FUNDING, INC., a Delaware corporation ("FUNDING"), as Seller (the "SELLER"), EAGLEFUNDING CAPITAL CORPORATION, a Delaware corporation ("EAGLEFUNDING"), as Purchaser (the "PURCHASER"), HPSC, INC., a Delaware corporation ("HPSC"), as Servicer (the "SERVICER") and as Custodian (the "CUSTODIAN"), and BANCBOSTON SECURITIES INC., a Massachusetts corporation ("BSI"), as Deal Agent (the "DEAL AGENT"). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the "Receivables Purchase Agreement" referred to below.

               PRELIMINARY STATEMENTS. Each of the Seller, the Servicer, the Custodian, the Purchaser and the Deal Agent are parties to that certain Lease Receivables Purchase Agreement dated as of June 27, 1997, as amended pursuant to Amendment No.1 dated as of January 30, 1998 (the "Receivables Purchase Agreement").

               The Seller, the Servicer and the Custodian have agreed with the Deal Agent and the Purchaser to make an amendment to the Receivables Purchase Agreement. Each of the parties hereto has consented to such proposed amendment, as hereinafter set forth.

               SECTION 1. AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT. The Receivables Purchase Agreement is, effective as of the date first written above and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended to delete the reference to "$100,000,000" in the definition of the term "Purchase Limit" set forth in Appendix A of the Receivables Purchase Agreement, and to replace the same with a reference to "$150,000,000".

               SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective as of April 30, 1998 upon receipt by the Deal Agent or its counsel of
(i) counterpart signature pages of this Amendment, executed by each of the parties hereto, (ii) counterpart signature pages of Amendment No. 1 to the Liquidity Agreement, dated as of April __, 1998, executed by each of the parties thereto, and (iii) written confirmation from each of Moody's, DCR and S&P of the rating of the commercial paper notes of EagleFunding, after giving effect to the amendments contemplated by this Amendment and Amendment No. 1 to the Liquidity Agreement.


               SECTION 3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE SERVICER.


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               (a) Upon the effectiveness of this Amendment, each of the Seller, the Servicer and the Custodian hereby (i) reaffirms all covenants, representations and warranties made by it in the Receivables Purchase Agreement to the extent the same are not amended hereby, (ii) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment, and (iii) represents and warrants that no Event of Termination, Unmatured Event of Termination, Wind-Down Event, Unmatured Wind-Down Event, Servicing Termination Event or event which with the giving of notice or the passage of time or both would constitute a Servicing Termination Event, is in effect or is continuing.

               (b) Each of the Seller, the Servicer and the Custodian hereby represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against such Person in accordance with its terms.

               SECTION 4. REFERENCE TO AND EFFECT ON THE FACILITY DOCUMENTS.

               (a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to "this EagleFunding Purchase Agreement", "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Receivables Purchase Agreement, as amended hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Facility Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

               (b) Except as specifically amended above, the terms and conditions of the Receivables Purchase Agreement, of all other Facility Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Deal Agent or the Purchaser under the Receivables Purchase Agreement or any other Facility Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

               SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

               SECTION 6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

               SECTION 7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for

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any other purpose.


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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                HPSC CAPITAL FUNDING, INC.



                                By:  /s/ John W. Everets
                                    ----------------------------------
                                Title:  President

                                Sixty State Street
                                35th Floor
                                Boston, MA  02109-1803
                                Attn: President
                                Telecopy: (617) 720-7299



                                HPSC, INC., as Servicer and as Custodian



                                By:  /s/ John W. Everets
                                    ---------------------------------
                                Title: Chairman and CEO



                                By:  /s/ John W. Everets
                                    ---------------------------------
                                Title: Chairman and CEO


                                Sixty State Street
                                35th Floor
                                Boston, MA 02109-1803
                                Attn: Vice President, Finance
                                Telecopy: (617) 720-7272



                                 EAGLEFUNDING CAPITAL CORPORATION

                                 By:     BancBoston Securities Inc., its
                                         attorney-in-fact



                                         By:  /s/ Mitchell B. Feldman
                                             ---------------------------
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                                         Title: Managing Director

                                100 Federal Street
                                Boston, MA  02110
                                Mail Stop:  01-09-02
                                Attn:  Mitchell Feldman
                                Telecopy:  (617) 434-1533

                                BANCBOSTON SECURITIES INC., as Deal Agent

                                By:  /s/ Mitchell R. Feldman
                                    ----------------------------
                                Title: Managing Director

                                100 Federal Street
                                Boston, MA  02110
                                Mail Stop:  01-09-02
                                Attn:  Mitchell Feldman
                                Telecopy:  (617) 434-1533